UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 15, 2006


                               SE FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)


         Pennsylvania                 0-50684                   57-1199010
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(State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                   File Number)             Identification No.)

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1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania           19148
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (215) 468-1700
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

Item 8.01         Other Events.

     On August 15, 2006, SE Financial Corp. announced that its 2006 Annual Meeting of Stockholders was held that day. At the meeting, J. William Parker, Jr. and Susanne Spinell Shuster were re-elected as directors. Stockholders also ratified the Company's 2006 Stock Option Plan, the Bank's 2006 Restricted Stock Plan and the appointment of S.R. Snodgrass, A.C. as the Company's independent auditor for the fiscal year ending October 31, 2006.

     A copy of the press release announcing the results of the meeting is included with this Form 8-K as an exhibit.

Item 9.01         Financial Statements and Exhibits.

         (d) Exhibits

                  Exhibit 99-- Press Release dated August 15, 2006

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SE FINANCIAL CORP.


Date: August 16, 2006                       By:     /s/Douglas R. Moore
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                                                    Douglas R. Moore
                                                    Chief Financial Officer